UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2005

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)	Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

Institutional Shareholder Services (“ISS”) requested that Blount International, Inc. (“Blount”) provide ISS with additional information about tax fees that Blount reported in its proxy statement for its 2005 annual meeting of shareholders.  ISS further requested that Blount publish this information either in Form 8-K or in a press release.  Although it is Blount’s position that the following form of presentation is not required by the applicable regulations pertaining to the disclosure of independent public accountant fees in proxy statements, the following is the information we provided to ISS:

FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees billed by PricewaterhouseCoopers LLP for services rendered for the fiscal year ended December 31, 2004:

Audit Fees	$573,000
Audit Related Fees	215,000
Tax Compliance and Preparation Fees	238,000
Subtotal	1,026,000
All Other Fees and Expenses (1)	725,000
Total	$1,751,000

(1) Represents services for tax planning, tax advice and requests for rulings for technical advice from tax authorities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Calvin E. Jenness

Calvin E. Jenness

Senior Vice President and

Chief Financial Officer

Dated:  March 31, 2005